UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2004

Eyetech Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50516	13-4104684

(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

3 Times Square, 12th Floor
New York, NY		10036

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 824-3100

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
EX-99.1: PRESS RELEASE

Item 7.01. Regulation FD Disclosure

     On October 26, 2004, Eyetech Pharmaceuticals, Inc. will present information regarding its VISION trials related to the use of Macugen ™ (pegaptanib sodium injection) in the treatment of neovascular age-related macular degeneration. The full presentation text is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The furnishing of the attached presentation is not an admission as to the materiality of any of the information set forth herein or in such presentation.

     The information in this Item 7.01 of Form 8-K (including Exhibit) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYETECH PHARMACEUTICALS, INC.
Date: October 26, 2004	By:	/s/ Glenn P. Sblendorio
	Name:	Glenn P. Sblendorio
	Title:	Senior Vice President, Finance and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation of information regarding Eyetech Pharmaceuticals, Inc.’s VISION trials related to the use of Macugen ™ (pegaptanib sodium injection) in the treatment of neovascular age-related macular degeneration.